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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                         SECURITIES EXCHANGE ACT OF 1934


                          ----------------------------


                DATE OF EARLIEST EVENT REPORTED: JANUARY 13, 1999


                         SANTA FE ENERGY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                    1-7667                 36-2722169
  (STATE OR OTHER JURISDICTION    (COMMISSION FILE NO.)    (I.R.S. EMPLOYER
        OF INCORPORATION)                                 IDENTIFICATION NO.)



                              1616 SOUTH VOSS ROAD
                              HOUSTON, TEXAS 77057
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 507-5000



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ITEM 5.  OTHER EVENTS

         On January 13, 1999, Santa Fe Energy Resources, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Snyder Oil Corporation. The press release issued in connection with the Merger Agreement on January 13, 1999 is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press Release, dated January 13, 1999, with respect to the Merger Agreement.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SANTA FE ENERGY RESOURCES, INC.



                                        By:  /s/ Mark A. Older
                                           ----------------------------------
                                              Mark A. Older
                                              Corporate Secretary


Date:  January 20, 1999

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                                 Exhibit Index


Exhibit
Number                     Description
-------                    -----------
 99.1        Press Release, dated January 13, 1999, with respect to the Merger
             Agreement.